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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):  May 18, 2004
                                                      ------------


                           THE HOME DEPOT, INC.
                           --------------------
          (Exact name of registrant as specified in its charter)


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
                Delaware                                 1-8207                               95-3261426
         ----------------------                  ----------------------                 ----------------------
    (State or other jurisdiction of             (Commission File Number)                     (IRS Employer
             incorporation)                                                                 Identification
                                                                                                Number)
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          2455 Paces Ferry Road, Atlanta, Georgia              30339-4024
           -------------------------------------              -------------
         (Address of principal executive offices)              (Zip Code)



    Registrant's telephone number, including area code: (770) 433-8211
                                                        --------------


                                 Not applicable
                                 --------------
      (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 18, 2004, The Home Depot Inc. issued a press release, furnished as
Exhibit 99.1 and incorporated herein by reference, announcing the Company's financial results for the fiscal quarter ended May 2, 2004.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 THE HOME DEPOT, INC.
                                             --------------------------------
                                                   (Registrant)




                                                /s/ Carol B. Tome
                                             --------------------------------
                                              Carol B. Tome
                                              Executive Vice President and
                                              Chief Financial Officer


Dated:  May 18, 2004


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                                  EXHIBIT INDEX


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
Exhibit No.     Description
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

99.1            Press Release of The Home Depot, Inc. dated May 18, 2004.
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